                     SETTLEMENT AGREEMENT

     This Settlement Agreement is made by, between and among Plaintiffs Arthur Brown and Rizwan Alikhan (hereinafter collectively referred to as "Plaintiffs") and Defendant Entertainment Boulevard, Inc. (hereinafter referred to as "Defendant") concerning that certain action filed in the Los Angeles Superior Court, bearing Case No. SC058891 (hereinafter referred to as the "Action"), involving claims brought by the Plaintiffs for damages related to non-payment of loans to Defendant.

     FOR AND IN CONSIDERATION of cash, collateral and promises to pay (described in detail below) to the Plaintiffs from the Defendant, Plaintiffs hereby agrees to dismiss the Action against the Defendant after a stipulation for the entry of Judgment is signed and the repayment of the loans occur according to the terms set forth herein; and the Defendant hereby waives any and all rights of appeal, presentment, notice of default, right for reconsideration of this matter and any other rights which would change or negate in any way the terms of the negotiated terms of this Settlement Agreement.

     Consideration:

     (1) Payment of Three Hundred and Ten Thousand Dollars ($310,000.00) cash. The Plaintiffs and Defendant agree to enter into a written stipulation to be submitted to the court whereby the amount of $300,000.00 for payment against the outstanding loan amounts owned plus $10,000.00 to be paid for attorney's fees and cost (not interest) of bringing the Action will be immediately released to the Plaintiffs by wiring the funds directly to Plaintiffs Counsel's Client trust account immediately upon receipt of the funds back to the bank from the attachment. The remainder of the funds that were attached will be immediately released back to Defendant.

     (2) The remaining amounts owed to Plaintiffs from Defendants after payment of $310,000.00 are as follows:

          (a) The remaining principle amount of $256,793.12.

          (b) Interest that has accrued from September 24, 1999 to October 13, 1999 at the rate of $122.04 per day in the amount of $2,318.76.

          (c) Interest will continue to accrue on the remaining amounts owed at ten percent (10%) interest until the remaining amounts are repaid in full with all interest that has accrued.

          (d) It is understood and agreed that the remaining amounts owed to Plaintiffs will be paid back to Plaintiffs from Defendant out of fifty percent (50%) of any future sums received by Defendants from gross revenues generated or income from any other source.

     (3) In order to secure repayment of the outstanding amounts owed, Defendant agrees to the following:

               (a) Mr. Stephen Brown will no longer will be a signatory on any of the Defendant's current bank account(s) or any future bank account that may be opened on behalf of, or for the benefit of, Defendant unless and until

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

          there is full repayment of the above debt and also the remaining $400,000.00 promissory note and accrued interest. The signatory powers on all Defendant's bank accounts will be Mr. Steve McKeag. Mr. Steve McKeag will immediately notify Plaintiff's in writing via fax of any and all amounts of revenue received by Defendant as the amounts are received by Defendants from any source. Mr. McKeag will also immediately make arrangements for immediate payment to Plaintiffs of fifty percent (50%) of any amounts received by Defendants to repay the principle and interest owed to Plaintiffs, and full repayment will occur on or before Jan. 31, 2000. Arthur Brown will be appraised of all contracts and commitments to be entered into by Entertainment Boulevard, Inc. until Mr. Arthur Brown is no longer an acting director, pursuant to such notification requirements to all acting directors as is dictated according to the corporate bylaws and the California Corporations Codes.

               (b) Defendant agrees that a stipulated judgment will be signed by the Defendant to be entered against the Defendant in the event of default on this Settlement Agreement and attached Promissory Note. The Judgment will reflect that as of October 13, 1999 the remaining amount of $259,111.88 as of October 13, 1999. Any available means to secure the amounts owed that are available from obtaining a judgment may be utilized by Plaintiffs upon default, but Plaintiffs agree not to enter the Judgment against Defendant unless and until Defendants fails to make payments to Plaintiffs according to the plan of repayment as stated in this "Settlement Agreement." If any of the security devices utilized by Plaintiff encumber property of Defendant and Defendant requires a written release from Plaintiffs to sell such property, Plaintiffs agree to execute such documentation to effectuate the sale of such property but reserves the right to demand and secure payment of at least fifty percent (50%) of such proceeds from any such sale. Upon default of the terms of this Settlement Agreement, Plaintiffs may immediately enter the Judgment without giving notice to Defendant. Defendant hereby waives any and all rights to notice, presentment or any or defenses or notices necessary to entry and enforcement of the Stipulated Judgment.

               (c) In addition to the above, the Chief Executive Officer of Defendant, Stephen Brown, agrees to personally guarantee the repayment of the remaining amounts owed and to provide collateral for the remaining principle and interest owed to Plaintiffs. The collateral provided by Stephen Brown will be all of Stephen Brown's Entertainment Boulevard, Inc. stock.

          Stephen Brown agrees to execute all necessary documents to ensure that

          Plaintiffs' are given a perfected lien against the stock. Failure to immediately sign and return any documentation to ensure perfecting of such liens will be considered a breach of this settlement agreement whereby Plaintiffs would be automatically authorized to Levy against the Defendant's assets or any of Steven Brown's property that a lien has been perfected against.

               (d) Attached hereto as Exhibit A is the proposed Stipulation for entry of Judgment against Defendant pursuant to the above terms.

               (e) Attached hereto as Exhibit B is the Promissory Note entered into by Defendant for the remaining amounts owed.

               (f) Attached hereto as Exhibit C is the Personal Guarantee by Stephen Brown for the payment of the remaining amounts owed.

               (g) Attached hereto as Exhibit D is the Agreement by Stephen Brown to provide the above collateral for security of repayment of the remaining amounts owed.

               (h) Attached hereto as Exhibit E is the Corporate Resolution signed by a majority of disinterested directors approving the terms of this Settlement Agreement.

     Upon execution of this Settlement Agreement and the Attachments, Plaintiff will prepare the Stipulation to file with the court to obtain the court order to effectuate all of the above terms, and Defendant agrees to sign any further documents to effectuate this agreement.

     DISMISSAL: The undersigned Plaintiffs hereby authorize and direct their attorney of record to dismiss WITHOUT PREJUDICE their Complaint, bearing Case No. SC058891 pursuant to the above terms upon repayment of the debt owed and will agree to not file the Stipulated Judgment unless and until there is a breach of this Settlement Agreement.

     ENTIRE AGREEMENT: This Settlement Agreement contains the ENTIRE AGREEMENT and understanding among the parties concerning the subject matter hereof, and supersedes and replaces all prior negotiations and proposed agreements, written and oral. Each of the parties hereto acknowledges that no other party, and no agent or attorney of any other party, has made any promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject matter hereof, to induce any party to execute this settlement agreement or release, and acknowledges that no party hereto has executed this settlement agreement or release in reliance upon any such promise, representation or warranty not contained herein.

     COUNTERPARTS: This Settlement Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to have the same force and effect as if executed in one complete document and as the one and only original. Fax signatures are acceptable and binding.

     ATTORNEYS FEES AND COSTS: In the event any litigation, arbitration, or any action necessary is brought for the interpretation or enforcement of this Settlement Agreement, or because of any alleged dispute, default, misinterpretation of this Settlement Agreement, the successful or prevailing party or parties shall be entitled to recover actual attorneys' fees, costs, and expense actually incurred in connection therewith, in addition to any other relief to which it or they may be entitled.
     BINDING AFFECT OF AGREEMENT: The provisions of this Settlement Agreement shall be binding upon and inure to the benefit of the respective parties and their respective heirs, executors, administrators, agents and representatives.
     SETTLEMENT AGREEMENT DRAFTED EQUALLY BY ALL PARTIES: For the purposes of construing or interpreting this Settlement Agreement, this Settlement Agreement shall be deemed to have been drafted equally by all parties hereto.
     AUTHORITY TO EXECUTE AGREEMENT: Each individual signing this Settlement Agreement, whether signed individually or on behalf of any person or entity, warrants and represents that he or she has full authority to so execute the Settlement Agreement on behalf of the parties on whose behalf he or she so signs. Each separately acknowledges and represents that these representations and warranties are essential and material provisions of this Settlement Agreement and shall survive execution of this Settlement Agreement. The parties hereto each respectively represents that the attorneys and representatives signing this Settlement Agreement on their respective behalf have been duly authorized and empowered to do so.
     GOVERNING LAW: This Settlement Agreement shall be interpreted under and governed by the laws of the State of California.
     LEGAL COUNSEL PROVIDED: The undersigned hereby declare and represent that they are effecting this Settlement Agreement and executing this Release after having received from legal counsel full legal advice as to their rights and or have had the opportunity to seek the advice of counsel and have waived their right to do so.
     ACTING UNDER FREE WILL: The undersigned further state that they have carefully read the foregoing Settlement Agreement and release and know and understand the contents thereof, and sign the same as their own free act.


Dated: -----------------, 1999.             ----------------------------------
                                            Arthur Brown


Dated: -----------------, 1999.             ----------------------------------
                                            Rizwan Alikhan


                                            /s/ Stephen, Brown
Dated: -----------------, 1999.             ----------------------------------
                                            Stephen Brown, individually


                                            /s/ Stephen Brown
Dated: -----------------, 1999.             ----------------------------------
                                            Authorized Agent for Entertainment
                                            Boulevard, Inc.


Approved as to form and content this ___ day of ________________, 1999.

LAW OFFICES OF BRYAN R. FARRAR

By:
    -----------------------------------------
    Bryan R. Farrar, Attorneys for Plaintiffs

                             PROMISSORY NOTE

$259,111.88                                             DATE: October 13, 1999
 ----------                                                   ----------------

FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged by the maker, the undersigned, jointly and severally, promises to PAY TO THE ORDER OF Riz Alikhan and/or Arthur Brown the principle sum of Two Hundred and Fifty Nine Thousand One Hundred and Eleven dollars and Eighty Eight cents ($259,111.88) together with the interest thereon from October 13, 1999 at the statutory legal rate in California of ten percent (10%) per annum until repaid in full, all payable in lawful money of the United States of America, as follows:

All sums are due as of October 13, 1999 and will accrue interest from such date as stated above. Repayment is to occur as Entertainment Boulevard, Inc. (hereinafter "EBI") receives gross revenues from its operation or from any other source. EBI hereby agrees to make payment on this Promissory Note from 50% of each receipt of gross revenues or any income received by EBI until repayment of this note is made in full including all accrued interest, and final payment will occur on or before, Jan. 31, 2000.

All payments shall apply first to accrued interest, and the remainder, if any, to reduction of principle. Upon default in the performance of any of the covenants or agreements of this note, or of any instrument now or hereafter evidencing or securing this note or the obligation represented hereby, the whole indebtedness (including principal and interest) remaining unpaid, shall, at the option of the holder, become immediately due, payable and collectible, and while in default, this note and deferred interest shall continue to accrue interest at the legal rate of 10% per annum. Each maker and endorser severally waives demand, protest and notice of non-payment, or notice of default and all requirements necessary to hold each of them liable as makers and endorsers. Each maker an endorser further agrees, jointly and severally, to pay all costs of collection, including reasonable attorney fees in case the principle of this note or any payment on the principal or any interest hereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof whether suit be brought or not.

                             ENTERTAINMENT BOULEVARD, INC.


                             /s/ Stephen Brown
                             -------------------------------------------------
                             Authorized Agent for Entertainment Boulevard, Inc.


         Print Name of the above Signatory:  Stephen Brown
                                            ----------------------------------

Law Offices of Bryan R. Farrar
BRYAN R. FARRAR, Bar #156112
22942 El Toro Road
Lake Forest, California 92630
Telephone: (949)770-9030

Attorney for Plaintiff,
Arthur Brown and Rizwan Alikhan


                    SUPERIOR COURT OF THE STATE OF CALIFORNIA

               COUNTY OF LOS ANGELES, WEST DISTRICT - SANTA MONICA


ARTHUR BROWN AND RIZWAN ALIKHAN        )    CASE NO. SC058891
                                       )
                                       )    STIPULATION FOR MONEY
              Plaintiffs.              )    JUDGMENT TO BE ENTERED IN THE
                                       )    EVENT OF BREACH OF
vs.                                    )    SETTLEMENT AGREEMENT
                                       )
ENTERTAINMENT BOULEVARD, INC.,         )
and DOES 1 through 20, Inclusive,      )
                                       )    Date: October 12, 1999
                                       )
              Defendants.              )
_______________________________________)


THE PARTIES STIPULATE (AGREE) AS FOLLOWS:

1. In the event of breach of the Settlement Agreement the attached JUDGMENT shall be entered in favor of Plaintiffs as named in the Complaint and against the named Defendant, ENTERTAINMENT BOULEVARD, INC.

2. Judgment shall be entered for the sum of $259,111.88 plus any accrued interest from October 13, 1999 at the rate of 10% per annum less any amount of payments received.

3. Defendant agrees to pay the money judgment and accrued interest as provided above pursuant to the Settlement agreement and Promissory note executed concurrently. In the event of default in payment, the Judgment may be filed and entered forthwith and a writ of execution may be immediately issued by clerk or court without further notice of hearing.

4. WAIVER OF RIGHTS: We the undersigned defendant, understand that we have the following rights: (a) to be represented by an attorney of our own choice, at our own expense; and (b) to notice and an opportunity to be heard on the issue of any default in payment of installments, or on any other alleged violation of conditions staying or delaying the enforcement of the judgment. We give up these rights and freely agree that judgment may be entered against us in accordance with this stipulation.

                                   By: /s/ Stephen Brown
                                      -------------------------------

Dated:                       /s/ Stephen Brown
       -------------------   --------------------------------------------------
                             Authorized Agent for Entertainment Boulevard, Inc.


         Print Name of Authorized Agent: Stephen Brown
                                         ---------------------------------

Law Offices of Bryan R. Farrar
BRYAN R. FARRAR, Bar #156112
22942 El Toro Road
Lake Forest, California 92630
Telephone: (949)770-9030

Attorney for Plaintiff,
Arthur Brown and Rizwan Alikhan


                  SUPERIOR COURT OF THE STATE OF CALIFORNIA

              COUNTY OF LOS ANGELES, WEST DISTRICT - SANTA MONICA


ARTHUR BROWN AND RIZWAN               )      CASE NO. SC058891
ALIKAN                                )
                                      )      JUDGMENT
                 Plaintiffs,          )
                                      )
                                      )
vs.                                   )
ENTERTAINMENT BOULEVARD, INC.,        )
and DOES 1 throught 20, Inclusive,    )
                                      )
                                      )
                 Defendants,          )
______________________________________)

THE PARTIES STIPULATE (AGREE) AS FOLLOWS:

1. JUDGMENT shall be entered in favor of Plaintiff as named in the Complaint and against the named Defendant, ENTERTAINMENT BOULEVARD, INC.

2. Judgment shall be entered for the sum of $_________________ which includes the principle amount of $259,111.88 plus any accrued interest from October 13, 1999 at the rate of 10% per annum less any amount of payments received since that time.

3. The Judgment may be filed and entered forthwith and a writ of execution may be immediately issued by clerk or court without further notice of hearing to Defendant.

4. WAIVER OF RIGHTS: We the undersigned defendant, understand that we have the following rights: (a) to be represented by an attorney of our own choice, at our own expense; and (b) to notice and an opportunity to be heard on the issue of any default in payment of installments, or on any other alleged violation of conditions staying or delaying the enforcement of the judgment. We give up these rights and freely agree that judgment may be entered against us in accordance with this stipulation.



Dated:                     /s/ Stephen Brown
      ------------         --------------------------------------------------
                           Authorized Agent for Entertainment Boulevard, Inc.


    Print Name of Authorized Agent: Stephen Brown
                                   ------------------------------------------


JUDGMENT IS HEREBY ORDERED ENTERED:


DATED
      ------------         --------------------------------------------------
                           Judge of the Superior Court

     PLEDGE OF COLLATERAL FOR PROMISSORY NOTE AND STIPULATION FOR MONEY
                                   JUDGMENT

     NOW, THEREFORE, in consideration of the execution of the signing of the Settlement Agreement by Arthur Brown and Rizwan Alikhan ("Plaintiffs"), the undersigned hereby pledges as collateral for the guarantee of repayment of the Promissory Note and the Stipulation for Money Judgment to be performed by Entertainment Boulevard, Inc. ("EBI") and pursuant to the terms, covenants and conditions of such Settlement Agreement the following:

1. All of the ownership interest in all Entertainment Boulevard, Inc. stock that is either held in the name of, or for the benefit of, Stephen Brown. All of Stephen Brown's stock is intended to be collateral herein, however such stock is held, whether in various forms of Stephen Brown's name or for his benefit in trust or other beneficiary interest.


     _________________________________________________________________________

     _________________________________________________________________________

     _________________________________________________________________________


Stephen Brown hereby authorized and agrees to sign all necessary documents to secure payment of the Promissory Note and the Stipulation for Money Judgment using as collateral the above mentioned items. This includes, but is not limited to, an agreement to sign a UCC-1 that may be filed against real or personal property listed above, as allowed by law.


Dated:___________________              /s/ Stephen Brown
                                       ---------------------------------------
                                       Stephen Brown